UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 13, 2006

WINTEGRA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52079	74-2943320
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6850 Austin Center Blvd.
Suite 215
Austin, TX 78731
(512) 345-3808
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 17, 2006, pursuant to the Securities Act of 1933, as amended (the “Securities Act”), Wintegra, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1, as most recently amended on June 27, 2006, which proposed an initial public offering of up to 5,587,126 shares (including the underwriters’ over-allotment option to purchase 695,725 shares of the Company's common stock), par value $0.001 per share (the “Common Stock”). The Company also filed a registration statement on Form 8-A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) registering its Common Stock under Section 12(g) of the Exchange Act on June 26, 2006. Both registration statements were declared effective on June 27, 2006. However, the Company, in consultation with the managing underwriters of the offering, decided to postpone its initial public offering due to market conditions. Although the Company’s S-1 Registration Statement was declared effective, the Company’s initial public offering was not consummated and no securities of the Company were sold to the public pursuant to its S-1 Registration Statement, nor are there any public stockholders of the Company. Due to the fact that the Company decided to postpone the initial public offering, on July 12, 2006, the Company filed with the Commission requests to withdraw its registration statements and suspend its reporting obligations under the Exchange Act and the rules and regulations promulgated thereunder. The Company is currently awaiting the order of the Commission suspending the Company’s reporting obligations under the Exchange Act and the rules and regulations promulgated thereunder.

Item 1.01. Entry into a Material Definitive Agreement.

On July 13, 2006, the Company and Texas Instruments Incorporated (“TI”) signed a binding proposal that updates the proposal originally signed between the parties in June 2005. TI is a significant stockholder of the Company.

Pursuant to the updated proposal, TI is providing the Company with certain development engineering services and sublicences to third-party technologies relating to the design and implementation of the Company’s WinPath2 solution. For the services, the Company has agreed to pay TI the amount of $740,000 upon TI’s achievement of certain milestones relating to the commencement and completion of design and the subsequent verification of integrated single chip devices.

The updated proposal revised the original proposal with respect to die area changes, specifications, and the calculation of pricing. The Company is in the process of negotiating a definitive agreement with TI in accordance with this updated proposal.

Item 2.02. Results of Operations and Financial Condition.

On July 26, 2006, Wintegra, Inc. issued a press release regarding its financial results for the quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 2.02 of this Current Report on Form 8-K and the attached Exhibit 99.1 shall not be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act, as amended, nor shall it be treated as “filed” for purposes of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release of Wintegra, Inc., dated July 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTEGRA, INC.

Date: August 8, 2006	/s/ Jacob (Kobi) Ben-Zvi
Jacob (Kobi) Ben-Zvi President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release of Wintegra, Inc., dated July 26, 2006.